                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     June 30, 2005
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                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                            333-119328-05              82-0569805
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                      File Number)        Identification No.)

745 Seventh Avenue, New York, New York                              10019
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On June 30, 2005, a pooling and servicing agreement dated as of June
13, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II as depositor (the "Registrant"),
Wells Fargo Bank, National Association as master servicer, J.E. Robert Company,
Inc. as special servicer, LaSalle Bank National Association as trustee and ABN
AMRO Bank N.V. as fiscal agent. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2005-C3 (the "LB-UBS Commercial Mortgage Trust
2005-C3"), Commercial Mortgage Pass-Through Certificates, Series 2005-C3 (the
"Certificates"). Certain classes of the Certificates, designated as Class A-1,
Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class A-M, Class A-J,
Class B, Class C, Class D, Class E, Class F and Class X-CP (collectively, the
"Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-119328). The Underwritten
Certificates were sold to Lehman Brothers Inc. and UBS Securities LLC
(collectively, the "Underwriters") pursuant to an underwriting agreement dated as of June 21, 2005 (the "Underwriting Agreement") between the Registrant, the
Underwriters, Lehman Brothers Holdings Inc. and UBS Real Estate Investments Inc.
("UBSREI"). Certain of the mortgage loans backing the Underwritten Certificates
(the "UBS Mortgage Loans") were acquired by the Registrant from UBSREI as seller pursuant to a Mortgage Loan Purchase Agreement dated as of June 21, 2005 (the
"UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSREI to the Registrant with respect to the UBS Mortgage Loans. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the UBS/Registrant Mortgage Loan
Purchase Agreement have been described in a filing previously made on June 28,
2005 on behalf of the Registrant, which filing was made pursuant to Rule
424(b)(5) of the Securities Act of 1933, as amended, under the Registrants Form
S-3 registration statement number 333-119328-05, for the LB-UBS Commercial
Mortgage Trust 2005-C3, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the UBS/Registrant
Mortgage Loan Purchase Agreement will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the LB-UBS
Commercial Mortgage Trust 2005-C3.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 7, 2005

                                       STRUCTURED ASSET SECURITIES
                                       CORPORATION II

                                         By: /s/ David Nass
                                             ---------------------------
                                             Name:  David Nass
                                             Title: Senior Vice President

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